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                            LNB Bancorp, Inc.

                         Exhibit to Form 10 - Q

              (For the nine months ended September 30, 2003)

                        Exhibit Number (32.(b))

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                          AS ENACTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of LNB Bancorp, Inc. (the "Corporation") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory D. Friedman, Executive Vice President, Chief Financial Officer and Corporate Secretary of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Gregory D. Friedman


Gregory D. Friedman, CPA
Executive Vice President,
Chief Financial Officer and
Corporate Secretary
November 14, 2003